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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             May 16, 2001
                                                ----------------------------

                         CREDENCE SYSTEMS CORPORATION
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            (Exact name of registrant as specified in its charter)

      Delaware                     000-22366                 94-2878499
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(State or other jurisdiction      (Commission              (IRS Employer
   of incorporation)              File Number)           Identification No.)

         215 Fourier Avenue, Fremont, California                    94539
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         (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (510) 657-7400
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                                     None
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On May 16, 2001, the Registrant executed a definitive agreement for the registrant's acquisition of Integrated Measurement Systems, Inc. and a Shareholder Agreement by and among the Registrant, Iguana Acquisition Corporation, and Cadence Design Systems, Inc.

Item 7.  Exhibits.

         Agreement and Plan of Reorganization and Merger dated May 16, 2001, by and among the registrant, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.

         Shareholder Agreement dated May 16, 2001, by and among the registrant, Iguana Acquisition Corporation, and Cadence Design Systems, Inc.
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CREDENCE SYSTEMS CORPORATION
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                                    (Registrant)


Date:  May 16, 2001                 By    /s/ Graham J. Siddall
                                      -----------------------------------
                                    Name:   Graham J. Siddall
                                    Title:  Chief Executive Officer and
                                            President
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                               INDEX TO EXHIBITS




    Exhibit No.                                 Description
    -----------                                 -----------

    2.15 Agreement and Plan of Reorganization and Merger dated May 16, 2001, by and among the registrant, Iguana Acquisition Corporation and Integrated Measurement Systems, Inc.

    10.36 Shareholder Agreement dated May 16, 2001, by and among the registrant, Iguana Acquisition Corporation and Cadence Design Systems, Inc.